Lincoln Life & Annuity Company of New York

                    Lincoln Life & Annuity Variable Account H

                               American Legacy III
                           American Legacy III C-Share
                            American Legacy III Plus
                            American Legacy III View
                     American Legacy Shareholder's Advantage
                     (each referred to as "American Legacy")

    Supplement  dated January 15, 2004 to the Prospectus effective May 1, 2003
                As supplemented June 10, 2003; September 22, 2003


     Please keep this Supplement with your current American Legacy prospectus and retain it for reference. This Supplement outlines additional provisions available to owners of the Principal SecuritySM Benefit.

     The contracts - Principal SecuritySM Benefit: All contractowners with the Principal SecuritySM Benefit are guaranteed the option to purchase i4LIFE(R) Advantage under the terms and rider charge in effect at the time the i4LIFE(R) Advantage is elected. Refer to your prospectus for further information.